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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 24, 2003
               (Date of Report - Date of earliest event reported)

                              TB WOOD'S CORPORATION
             (Exact name of registrant as specified in its charter)

                 DELAWARE                 1-14182             25-1771145
     (State or other jurisdiction        Commission        (I.R.S. Employer
  of incorporation or organization)      File Number      Identification No.)

  440 NORTH FIFTH AVENUE, CHAMBERSBURG PA                       17201
  (Address of principal executive office)                     (Zip Code)

                                  717-264-7161
              (Registrant's telephone number, including area code)


Item 5. Resignations of Registrant's Directors

On January 15, 2003, Robert J. Dole (Bob Dole) informed TB Wood's Corporation that he will retire from the Board of Directors, effective immediately.

On January 23, 2003, Rick Lazio was elected to the Board of Directors.

Item 7. Financial Statements and Exhibits

(a) Not Applicable
(b) Not Applicable
(c) Exhibits

Exhibit 99 Press Release dated January 24, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TB WOOD'S CORPORATION

By /s/ Thomas F. Tatarczuch
---------------------------
Vice President-Finance
(Principal Financial and Accounting Officer)

Date:   January 24, 2003







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                                  EXHIBIT INDEX


Exhibit No.                                Description
-----------                                -----------
    99 Press release of TB Wood's Corporation dated January 24, 2003, announcing election of new Director.